                                                                   Exhibit 23.12

                                   [LETTERHEAD]

                 CONSENT OF GEORGE A. HIERONYMUS AND COMPANY, L.L.C.

We consent to the reference to our firm under the caption "Experts" in the Registration Statement on Form S-4 of Apartment Investment and Management Company ("AIMCO") and the Joint Proxy Statement/Prospectus of AIMCO and NHP Incorporated ("NHP") included therein, and to the incorporation by reference therein of our reports dated as shown in Exhibit A with respect to the audits of those entities as shown in Exhibit A (i) for the years ended December 31, 1994 and 1995, included (for 1995) and incorporated by reference (for 1994) in AIMCO's Current Report on Form 8-K dated June 3, 1997, as amended; (ii) for the year ended December 31, 1994, incorporated by reference in AIMCO's Current Report of Form 8-K dated April 16, 1997, as amended; and (iii) for the year ended December 31, 1994, incorporated by reference in NHP's Annual Report on Form 10-K for the year ended December 31, 1996, as amended, all filed with the Securities and Exchange Commission.




/s/ G. A. HIERONYMUS AND COMPANY, LLC
----------------------------------------
George A. Hieronymus and Company, L.L.C.
Mobile, Alabama
October 30, 1997


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                                  E X H I B I T   A



For the year ended December 31, 1994


REAL ESTATE PARTNERSHIP                          REPORT DATE
-----------------------                          -----------

Athens Arms Associates                           January 27, 1995

Colonial Terrace I Associates                    January 27, 1995

Colonial Terrace II Associates                   January 27, 1995



For the year ended December 31, 1995


REAL ESTATE PARTNERSHIP                          REPORT DATE
-----------------------                          -----------

Athens Arms Associates                           January 26, 1996

Colonial Terrace I Associates                    January 26, 1996

Colonial Terrace II Associates                   January 26, 1996